SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): November 24, 1998





                              HRPT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




        Maryland                   1-9317                  04-6558834
     (State or other          (Commission file           (IRS employer
     jurisdiction of              number)             identification no.)
     incorporation)


         400 Centre Street, Newton, Massachusetts      02458
         (Address of principal executive offices)    (Zip code)


        Registrant's telephone number, including area code: 617-332-3990

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)       Exhibits.

         1.1 Purchase Agreement dated as of November 24, 1998 by and among HRPT Properties Trust and the several Underwriters named therein pertaining to $130,000,000 in aggregate principal amount of 8 1/2% Monthly Income Senior Notes due 2013.

         4.1 Form of Supplemental Indenture dated as of November 30, 1998 by and between HRPT Properties Trust and State Street Bank and Trust Company pertaining to $130,000,000 in aggregate principal amount of 8 1/2% Monthly Income Senior Notes due 2013.

         5.1      Consent of Sullivan & Worcester LLP (contained in exhibit 8.1)

         8.1      Opinion of Sullivan & Worcester LLP re tax matters






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HRPT PROPERTIES TRUST



                                    By: /s/ Ajay Saini
                                        ------------------------------
                                        Ajay Saini
                                        Treasurer and Chief Financial Officer

Date: November 24, 1998